                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            First Citizens Banc Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            FIRST CITIZENS BANC CORP
                                 SANDUSKY, OHIO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 2003


     TO THE SHAREHOLDERS:

     Notice is hereby given that the annual meeting of the shareholders of First Citizens Banc Corp ("the Corporation") will be held at the Radisson Harbour Inn, 2001 Cleveland Road, Sandusky, Ohio, on Tuesday, April 15, 2003, at 2:00 p.m., E.D.T., for the purpose of considering and voting upon the following:

     1. To elect five (5) Class III directors to serve for terms of three (3) years or until their successors are elected and qualified.

     2. To approve and adopt an amendment to the Corporation's Code of Regulations that would require advance notice of shareholder proposals.

     3. To approve and adopt an amendment to the Corporation's Code of Regulations that would describe the terms under which the Corporation would indemnify its directors, officers and employees.

     4. To amend and restate the Corporation's Code of Regulations for the purpose of (i) updating certain provisions so that they conform to Ohio law and (ii) clarifying and correcting other provisions to eliminate inconsistencies and duplicative language.

     5. To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.

     Only those shareholders of record at the close of business on February 28, 2003 will be entitled to notice of and to vote at the meeting.

     Included with this notice are a Proxy Statement and proxy. It will be appreciated if you will date and sign the proxy and return it promptly in the enclosed envelope.


                                              By Order of the Board of Directors

                                                    Donna J. Dalferro, Secretary
                                                        First Citizens Banc Corp

March 14, 2003

                            FIRST CITIZENS BANC CORP
                      100 EAST WATER STREET, P. O. BOX 5016
                              SANDUSKY, OHIO 44870

                                 PROXY STATEMENT

          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 15, 2003

     The enclosed proxy is being solicited by the Board of Directors of First Citizens Banc Corp (the "Corporation") for use at the annual meeting of shareholders of the Corporation to be held April 15, 2003, at 2:00 p.m., E.D.T. (and at any adjournments thereof), at the Radisson Harbour Inn, 2001 Cleveland Road, Sandusky, Ohio. This Proxy Statement and the enclosed proxy are being sent to shareholders of the Corporation on or about March 14, 2003.

     Shareholders may insure their representation by completing, signing, dating and promptly returning the enclosed form of proxy in the return envelope, which requires no postage if mailed in the United States. Alternately, shareholders holding shares registered directly with the Corporation's transfer agent, Illinois Stock Transfer Company, may appoint proxies to vote electronically via the Internet or by using the toll-free telephone number given on the form of the proxy. The deadline for transmitting voting instructions electronically via the Internet or telephonically is 1:00 a.m. local time in Sandusky, Ohio, on April 12, 2003. The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that will be borne by those shareholders.

     The proxy may be revoked by a shareholder at any time before it is exercised by sending a written notice of revocation to the Secretary, First Citizens Banc Corp, 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870, by submitting a subsequently dated proxy or by revoking such proxy in open meeting. A shareholder may also change such shareholder's vote by executing and returning to the Company a later-dated proxy, by a later-dated vote through the Internet site, by using the toll-free telephone number stated on the form of proxy, or by voting at the open meeting. In addition to the use of the mails, solicitation of proxies may be made by personal interviews and telephone by Directors and officers of the Corporation, who will not be additionally compensated for such services. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the stock held of record by such persons and will be reimbursed by the Corporation, upon request, for their out-of-pocket costs and clerical expenses incurred in connection with such solicitation. All other expenses for solicitation of proxies will be borne by the Corporation.

     The only class of stock of the Corporation presently outstanding is no par common shares. The total number of outstanding common shares at the close of business on February 28, 2003, the record date for determination of the shareholders entitled to vote at the meeting, was 4,739,965. A majority of the outstanding common shares represented in person or by proxy, shall constitute a quorum at the Annual Meeting.

     Under the General Corporation Law of the State of Ohio, each shareholder will have cumulative voting rights in the election of directors if any shareholder gives written notice to the President, Secretary or any Vice President of the Corporation (not less than forty-eight hours before the meeting if at least ten days notice of the meeting has been given) that the shareholder desires to cumulate votes in the election of directors. Cumulative voting allows the shareholder to multiply the number of shares that he or she may be entitled to vote by the total number of directors to be elected and to cast the entire number of such votes for one candidate or to distribute them among any two or more candidates. If a shareholder properly requests cumulative voting, the persons named in the accompanying proxy intend to vote the proxies they receive cumulatively allocating the votes among the nominees for director as they deem best. For all other purposes each share is entitled to one vote.

     At the meeting, the shareholders will consider and vote upon the following:
(i) the election of five (5) directors of the Corporation; (ii) the adoption of an amendment to the Code of Regulations concerning shareholder proposals; (iii) the adoption of an amendment to the Code of Regulations concerning indemnification of directors, officer and employees of the Corporation; (iv) the adoption of an amended and restated Code of Regulations; and (v) any other business that may be properly brought before the meeting or any adjournment thereof.

     The five (5) nominees receiving the highest number of votes cast, including votes cast cumulatively, shall be elected Class III directors. The affirmative vote of a majority of the votes cast will be sufficient to approve the proposed amendments to the Code of Regulations and the amended and restated Code of Regulations. An abstention will be deemed to be present for the purpose of determining a quorum for the meeting, but will not be counted as voting for or against the issue to which it relates.

     The results of votes taken at the Annual Meeting will be disclosed in the Corporation's Second Quarterly Report for 2003 on Form 10-Q, as filed with the Securities and Exchange Commission. The disclosure will include, for each proposal, the number of votes for, the number of votes against and the number of abstentions. In addition, the disclosure will set forth the number of votes received by each candidate running for a directorship.

     The Corporation's business is carried on primarily by its wholly-owned subsidiaries: The Citizens Banking Company, The Farmers State Bank, SCC Resources, Inc., R. A. Reynolds Appraisal Service, Inc., Mr. Money Finance Company, Inc., First Citizens Title Agency, Inc., and First Citizens Insurance Agency, Inc. (collectively the "Subsidiaries").

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The Code of Regulations of the Corporation provides that the number of Directors shall be not less than five (5) nor more than twenty-five (25), as from time to time shall be determined by Resolution of the Board of Directors of the Corporation. The Code of Regulations of the Corporation also provides that the Board of Directors shall be divided into three (3) classes, with the term of office (subsequent to the first term of office of each class) of one class expiring each year. During 2002, the Executive Committee and the Nominating Committee recommended to the Board of Directors that the size of the Board be reduced to 11 members over time by attrition. The Board adopted the recommendation of these committees. Accordingly, the Board intends to reduce the number to 11 members by not filling vacancies created by any directors who resign or elect not to renew their term.

     The Board of Directors currently consists of 14 members. During 2002, Lowell W. Leech and David H. Strack resigned as Directors. In addition, Daniel
J. White and Leslie D. Stoneham were appointed as Directors as a result of the Corporation's merger with Independent Community Banc Corp. Paul H. Pheiffer, a Class III Director with a term expiring on the date of the annual meeting in 2003, informed the Board that he would not run for reelection. The Board has not named a nominee to fill Mr. Pheiffer's position because of the Board's goal to reduce the number of Directors to 11. The terms of the remaining five (5) Class III directors expire on the date of the annual meeting in 2003.

     The nominees named below are proposed to be elected to hold office for a term of three (3) years or until the election and qualification of their successors. The proxies solicited hereby, unless directed to the contrary therein, will vote for the nominees named below and cannot be voted for a greater number of persons than the number of nominees named below. All of the nominees have expressed their willingness to serve. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve as a Director, but if for any reason any of these nominees should not be available or able to serve, the accompanying proxy will be voted by the persons acting under the proxy according to the best judgment of the persons named in the proxy. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

     The following table lists the Directors of the Corporation, and named executive officers from the Summary Compensation table on page 14, their principal occupations and present positions with the Corporation or any of the Subsidiaries, the year they first became Directors of the Corporation, and their age and the number of the Corporation's common shares beneficially owned by them, as of February 28, 2003:


 ===================================================================================================================================
 NAME AND PRINCIPAL OCCUPATION OR EMPLOYMENT   DIRECTOR SINCE     AGE          BENEFICIAL            APPROXIMATE           TERM OF
 FOR THE PAST FIVE YEARS; PRESENT MEMBERSHIP                                  OWNERSHIP OF          PERCENTAGE OF          OFFICE
  ON COMMITTEES AND BOARDS OF SUBSIDIARIES.                                   COMMON SHARES       OUTSTANDING COMMON       EXPIRES
                                                                                                        SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
 NOMINEES FOR THREE (3) YEAR TERM:
 -----------------------------------------------------------------------------------------------------------------------------------
 Blythe A. Friedley                                 1998           53            113,513                 2.39              2003
   Owner,
   Friedley Insurance Company
   Director,
   Union Banking Company
   (5) (10) (14) (18) (19)
 -----------------------------------------------------------------------------------------------------------------------------------
 Dean S. Lucal                                      1973           65            11,020                  .23               2003
   Of Counsel, Buckingham,
   Lucal, McGookey & Zeiher
   Co., L.P.A. (1) (9) (11)
   (12) (13) (14) (16) (17) (19)
 -----------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL OCCUPATION OR EMPLOYMENT   DIRECTOR SINCE     AGE          BENEFICIAL            APPROXIMATE           TERM OF
 FOR THE PAST FIVE YEARS; PRESENT MEMBERSHIP                                  OWNERSHIP OF          PERCENTAGE OF          OFFICE
  ON COMMITTEES AND BOARDS OF SUBSIDIARIES.                                   COMMON SHARES       OUTSTANDING COMMON       EXPIRES
                                                                                                        SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
 NOMINEES FOR THREE (3) YEAR TERM:
 -----------------------------------------------------------------------------------------------------------------------------------



 ===================================================================================================================================
 W. Patrick Murray                                  1983           62            132,500                 2.80              2003
   Murray & Murray
   Attorneys at Law
   (2) (10) (11) (12) (13)
 -----------------------------------------------------------------------------------------------------------------------------------
 Robert L. Ransom                                   2001           56              80                    .002               2003
    Funeral Director,
    Ransom Funeral Home
   (9) (10)
 -----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. White                                    2002           53              520                   .01                2003
   President, Geotrac
   (18)
 ===================================================================================================================================




 ===================================================================================================================================
    NAME AND PRINCIPAL OCCUPATION OR              DIRECTOR         AGE         BENEFICIAL            APPROXIMATE           TERM OF
 EMPLOYMENT FOR THE PAST FIVE YEARS; PRESENT       SINCE                      OWNERSHIP OF          PERCENTAGE OF          OFFICE
 MEMBERSHIP ON COMMITTEES AND BOARDS OF                                       COMMON SHARES       OUTSTANDING COMMON       EXPIRES
 SUBSIDIARIES.                                                                                          SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
 DIRECTORS CONTINUING IN OFFICE AND NAMED EXECUTIVE OFFICERS
 -----------------------------------------------------------------------------------------------------------------------------------
 John L. Bacon                                      1973           77             1,784                  .04               2004
  Chairman Emeritus
  Mack Iron Works Company
  (9) (10) (11) (13)
 -----------------------------------------------------------------------------------------------------------------------------------
 Robert L. Bordner                                  1998           66            19,312                  .41               2005
   President, Herald Printing
   Company
   (6) (14) (18)
 -----------------------------------------------------------------------------------------------------------------------------------
 Mary Lee G. Close                                  1983           87            98,562                  2.08              2005
   Retired (3) (11) (13)
 -----------------------------------------------------------------------------------------------------------------------------------
 Richard B. Fuller                                  1960           81            12,600                  .27               2005
   Retired, President,
   Universal Clay Products Co.
   (7) (10) (11) (12) (13)
   (17) (18)
 -----------------------------------------------------------------------------------------------------------------------------------
 H. Lowell Hoffman, M.D.                            1980           80            23,200                  .49               2004
   Retired, Sandusky
   Surgeons, Inc. (4) (9) (11)
   (12) (13) (15)
 -----------------------------------------------------------------------------------------------------------------------------------



 ===================================================================================================================================
    NAME AND PRINCIPAL OCCUPATION OR              DIRECTOR         AGE         BENEFICIAL            APPROXIMATE           TERM OF
 EMPLOYMENT FOR THE PAST FIVE YEARS; PRESENT       SINCE                      OWNERSHIP OF          PERCENTAGE OF          OFFICE
 MEMBERSHIP ON COMMITTEES AND BOARDS OF                                       COMMON SHARES       OUTSTANDING COMMON       EXPIRES
 SUBSIDIARIES.                                                                                          SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
 DIRECTORS CONTINUING IN OFFICE AND NAMED EXECUTIVE OFFICERS
 -----------------------------------------------------------------------------------------------------------------------------------
 George L. Mylander                                 1965           70            379,183                 8.0               2005
    Retired, Educator and
    City
    Official, Vice-Chairman,
    Firelands Regional
    Medical Center
    (10) (12) (13) (18)
 -----------------------------------------------------------------------------------------------------------------------------------
 Leslie D. Stoneman                                 2002           59             1,390                  .03               2004
   President, Stoneham
   Farms, Inc.
   (10)
 -----------------------------------------------------------------------------------------------------------------------------------
 David A. Voight                                    1989           61           7,059.751                .15                2004
   President, First Citizens
   Banc Corp
   Chairman/CEO, The Citizens
   Banking Company
   (9) (13) (14) (15) (16)
   (17) (18) (19)
 -----------------------------------------------------------------------------------------------------------------------------------
 James O. Miller                                                   50             2,480                  .05
   Executive Vice President,
   First Citizens Banc Corp
   (8) (9) (13) (17)
 -----------------------------------------------------------------------------------------------------------------------------------
 Directors and Executive
 Officers as a Group                                                           803,559.75               16.95
 ===================================================================================================================================


     (1) 1,000 shares owned directly by Dean S. Lucal; 1,104 shares held in the Dean S. Lucal Inter Vivos Trust; 8,916 shares held in the Martha J. Lucal Inter Vivos Trust.
     (2) 30,300 shares owned directly by W. Patrick Murray self-directed IRA; 1,934 shares owned jointly by W. Patrick Murray with spouse, Louise Murray; 100,266 shares owned directly by W. Patrick Murray.
     (3) 61,240 shares owned by the Mary Lee G. Close Revocable Trust; 35,000 shares owned by the Mary Lee G. Close 2000 Descendants' Trust; and 2,322 shares owned by son, David A. Close.
     (4) 800 shares owned directly by H. Lowell Hoffman; and 11,008 shares held for the benefit of H. Lowell Hoffman, IRA; 11,292 shares held in the
          H. L. Hoffman Revocable Trust; 100 shares owned by spouse, Helen Hoffman.
     (5) 64,613 shares owned directly by Blythe A. Friedley; 48,900 shares in the Arlene Friedley CRUT Trust.
     (6) 14,585 shares owned directly by Robert L. Bordner; 4,727 shares owned by spouse, Carolyn W. Bordner.
     (7) 300 shares owned jointly with spouse; 8,000 shares owned directly by Richard B. Fuller; and 4,300 shares owned by the Nancy Fuller Trust.
     (8) 2,000 shares owned by Martha Miller, spouse of James O. Miller, and 480 shares by the children of James O. Miller
     (9)  Member of Asset-Liability Committee.
    (10)  Member of Nominating Committee.
    (11)  Member of Risk Management (Audit) Committee.
    (12)  Member of Compensation, Benefits and Liability Committee.
    (13)  Member of Board of Directors of The Citizens Banking Company.
    (14)  Member of Board of Directors of The Farmers State Bank.
    (15)  Member of Board of Directors of SCC Resources, Inc.
    (16)  Member of Board of Directors of R.A. Reynolds Appraisal Service, Inc.
    (17)  Member of Board of Directors of Mr. Money Finance Company, Inc.
    (18)  Member of Executive Committee
    (19) Member of Board of Directors of First Citizens Insurance Agency, Inc. and First Citizens Title Insurance Agency, Inc.


                              BOARDS AND COMMITTEES

     It is the policy of the Corporation that its Directors also serve as directors of certain of its Subsidiaries. The Board of the Corporation met 5 times in 2002. During 2002, each Director attended at least 75% of the total number of meetings of the Board and the committees on which he or she served.

     The Board of the Corporation has the following standing committees:
Executive Committee, Asset-Liability Committee, Nominating Committee, Risk Management (Audit) Committee, and Compensation, Benefits and Liability Committee. The members of each of these committees are indicated by footnote in the table of directors on pages 4-6. All members of the Risk Management (Audit) Committee are "independent" under the listing standards of the NASD. The Executive Committee met 4 times in 2002; the Asset-Liability Committee met 4 times in 2002; the Nominating Committee met 4 times in 2002; the Risk Management (Audit) Committee met 4 times in 2002; and the Compensation, Benefits, and Liability Committee met 2 times in 2002.

     The Executive Committee is authorized to exercise the powers of the Board of Directors to the extent permitted by law on matters which require Board action between meetings of the Board of Directors. The Executive Committee periodically reviews the Corporation's operations, considers issues facing the Corporation and makes recommendations to the Board of Directors. The Asset-Liability Committee establishes and monitors the volume and mix of the subsidiary banks' assets and funding sources in an effort to assist in managing and maintaining the subsidiary banks' profits. The Nominating Committee recommends to the Corporation's Board of Directors the names of those persons to be proposed for election as Directors of the Corporation at its Annual Meeting and is responsible for reviewing and establishing corporate governance policies and programs. Any shareholder recommendations to be considered by the Nominating Committee should be sent in writing to the Secretary, according to the procedures set forth in the Code of Regulations. The Risk Management (Audit) Committee receives and reviews on a regular basis the internal audits of the Corporation and its Subsidiaries, and reviews the drafts of the Corporation's financial statements received by its independent auditors. The Board of Directors has adopted a written charter for the Risk Management (Audit) Committee. A copy of this charter was attached as an appendix to the Proxy Statement for the 2001 Annual Meeting of Shareholders. During 2002, the Board adopted minor amendments to the charter, including adopting the requirement that the risk manager distribute reports to, and meet with, the Risk Management (Audit) Committee. The Compensation, Benefits and Liability Committee recommends annual budgetary levels for employee compensation and benefits; reviews and establishes the policies for all benefit programs for the Corporation and its Subsidiaries; reviews and recommends the affirmative action program for the Corporation and its Subsidiaries; and reviews and makes recommendations for insurance programs of the Corporation and its Subsidiaries.

                            COMPENSATION OF DIRECTORS

     During 2002, the Directors of the Corporation and each of its Subsidiaries received a Director's fee at the rate of $500.00 per Board of Directors meeting attended, except that the fee was lowered to $100.00 for those Directors who are also Directors of The Citizens Banking Company when such meeting immediately followed or preceded a meeting of the Board of Directors of The Citizens Banking Company. During 2002, the Directors of the Corporation received $250.00 per committee meeting attended. Directors who are also officers of the Corporation and/or the Subsidiaries do not receive any compensation as directors or for attendance at any committee meetings.

     The Corporation and each of its Subsidiaries have adopted a non-qualified Deferred Compensation Plan for each non-employee director. Pursuant to each such plan, a director may defer any or all of the director fees or committee fees earned by such director during a particular calendar year. During 2002, one director, Dean S. Lucal, elected to defer a portion of his director fees and committee fees earned as a director of First Citizens Banc Corp.

              TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

     The Subsidiaries of the Corporation that are banks have had and expect to have banking transactions in the ordinary course of business with directors, officers and principal shareholders of the Corporation, and associates of such persons, on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectibility or present other unfavorable features. The Corporation and the banking Subsidiaries also have had and expect to have transactions in the ordinary course of business with their directors, officers, principal shareholders, and their associates, on the same terms as those prevailing at the same time for comparable transactions with others. All such loans presently outstanding to directors and executive officers, including their immediate families and companies in which they are executive officers, are performing loans.

     The Corporation, together with its subsidiaries, has retained the law firm of Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. as legal counsel for the past several years. During 2002, the Corporation, together with its Subsidiaries, paid Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. the sum of $277,675.00. It is anticipated that this relationship will continue during the coming year. Dean S. Lucal is a Director of the Corporation and certain of its Subsidiaries, and has been associated with Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. In addition, James E. McGookey, Senior Vice-President and General Counsel of the Corporation, was formerly associated with that law firm, and his brother remains a shareholder in that law firm.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, the Corporation's Directors, executive officers and any persons holding more than ten percent (10%) of the Corporation's stock are required to report their initial ownership of the Corporation's common stock and any subsequent changes in their ownership to the Securities and Exchange Commission. During 2002, the time frames for filing these reports were reduced. As a result, two directors, Richard B. Fuller and Patrick Murray, each had a late filing of a Form 4 for a single purchase of the Corporation's common shares. Jay R. Pressler and William G. Schaeffer, directors of The Farmers State Bank, each had a late filing of a Form 4 for a single purchase of the Corporation's common shares. James D. Heckelman and Anthony S. Guerra, directors of The Citizens Banking Company, and Dorothy L. Robey, a director of The Farmers State Bank, each were required to file an amended Form 3 with respect to the common shares of the Corporation owned by them prior to their affiliation to the Corporation or its affiliates. Finally, James E. McGookey and George E. Steinemann, officers, each failed to file a Form 3 on a timely basis due to his inability to secure an identification number necessary to make a filing with the Securities and Exchange Commission. In making these disclosures, the Corporation has relied solely on written representations of its Directors and executive officers and copies of the reports that they have filed with the Securities and Exchange Commission.

                                   PROPOSAL 2
            AMENDMENT TO REGULATIONS CONCERNING SHAREHOLDER PROPOSALS

     The Corporation's Code of Regulations ("Existing Code") currently does not require that shareholder proposals be submitted to the Corporation in advance of shareholder meetings. The Corporation believes that advance notice is necessary so that it can (i) determine which proposals qualify for consideration at shareholder meetings and (ii) if the proposal does qualify for consideration, include the proposal as one of the matters to be considered in the notice of the meeting to shareholders. Accordingly, the Corporation proposes that the Existing Code be amended to provide for advance notice of shareholder proposals.

     The text of the proposed amendment is set forth in Annex A to this Proxy Statement and the following summary is subject to the attached text. Under the proposed amendment, a shareholder proposal would not be considered at any annual meeting unless (i) such proposal is proper for consideration at a shareholders meeting under applicable law and the Corporation's Articles of Incorporation and Code of Regulations and (ii) the proposal has been submitted within the time frames set forth in the Code of Regulations. The proposed amendment would require shareholders to submit proposals to the Secretary of the Corporation not less than 60 nor more than 90 days prior to the shareholders' meeting; provided, however, if less than 75 days' notice to shareholders or prior public disclosure of the date of the meeting is given or made, the written notice of such shareholder's intent to make a proposal must be received not later than 15 days after the earlier of the date the notice of the meeting was given or public disclosure was made. The proposal must include the following information: (1) the text of the proposal to be submitted, (2) a brief written statement of the reasons why the shareholder favors the proposal, (3) the shareholder's name, record address and number and class of shares beneficially owned, and (4) any material interest of such shareholder in the proposal (other than as a shareholder). If there is a conflict between federal securities laws and the shareholder proposal provision in the Code of Regulations, federal securities law will prevail.

                                  VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Corporation is required to adopt this amendment to the Code of Regulations. THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THIS AMENDMENT TO THE CODE OF REGULATIONS. Unless otherwise indicated, the accompanying proxy will be voted in favor of approving this amendment to the Code of Regulations.

                                   PROPOSAL 3
               AMENDMENT TO REGULATIONS CONCERNING INDEMNIFICATION
                      OF DIRECTORS, OFFICERS AND EMPLOYEES

     The Corporation's Articles of Incorporation permit the Corporation to indemnify its past and present directors, officers, employees and agents to the full extent permitted by, and subject to the limitations of, Ohio law. The Corporation believes that the Existing Code should be amended to expressly provide for the indemnity permitted by Ohio law and to set forth certain terms and conditions that directors, officers and employees would have to satisfy in order to be indemnified by the Corporation.

     The text of the proposed amendment is set forth in Annex B to this Proxy Statement and the following summary is subject to the attached text. The proposed amendment permits the Corporation to indemnify any person who is made or threatened to be made a party to any suit or proceeding by reason of the fact that he or she was a past or present director, officer or employee of the Corporation. In order to be indemnified, the person must have acted in good faith and in a manner the person reasonably believed to be in and not opposed to the best interest of the Corporation. In the case of criminal proceedings, the person must have had no reasonable cause to believe his or her conduct was unlawful and the person must not have engaged in willful misconduct. The proposed amendment also requires, among other things, that the person being indemnified (1) promptly notify the President or Secretary of the Corporation of any actual or potential action, (2) except with respect to criminal proceedings, authorize the Corporation to choose legal counsel to defend and handle the action, (3) except with respect to criminal proceedings, permit the Corporation to assume total and complete control over the action, and (4) cooperate with the Corporation and its counsel in the defense and/or settlement of the action.

                                  VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Corporation is required to adopt this amendment to the Code of Regulations. THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THIS AMENDMENT TO THE CODE OF REGULATIONS. Unless otherwise indicated, the accompanying proxy will be voted in favor of approving this amendment to the Code of Regulations.

                                   PROPOSAL 4
              ADOPTION OF AMENDED AND RESTATED CODE OF REGULATIONS

     The Corporation believes that certain provisions in the Existing Code are no longer necessary or useful and that other changes are necessary to eliminate potential conflicts and inconsistencies between Existing Code provisions. In addition, the Corporation believes certain provisions should be modified to conform to Ohio law or eliminated because they are provided for under Ohio law. Accordingly, the Corporation is recommending that shareholders adopt the Amended and Restated Code of Regulations, as set forth in Annex C to this Proxy Statement ("Amended and Restated Code of Regulations").

     The following table summarizes the principal changes made to the Existing Code by the Amended and Restated Code of Regulations. This summary is subject to the express provisions of the Amended and Restated Code of Regulations, a copy of which is attached to this Proxy Statement as Annex C. With respect to Article II, Section 7 and Article VIII of the Amended and Restated Code of Regulations, Annex C is based on the assumption that the shareholders approve the amendments described under Proposals Two and Three above. Proposals Two, Three and Four are independent of each other. If Proposals Two or Three are not approved, the Amended and Restated Regulations will not include the proposed amendments set forth in Annex A and Annex B hereto, as the case may be.


================================================================================================================================
     SECTION OF EXISTING
     CODE TO BE AMENDED        DESCRIPTION OF PROPOSED AMENDMENT                 REASON FOR AND EFFECT OF AMENDMENT
--------------------------------------------------------------------------------------------------------------------------------
Article II - Meeting of       Section 1:  Eliminate language providing that    Eliminates conflict with  Article III, Section 1
Shareholders                  annual meetings of shareholders be held for      of Existing Code that fixes the number of
                              the purpose of fixing or changing the number     directors at no less than five nor more than
                              of directors of the Corporation.                 twenty-five and permits the Board of Directors to
                                                                               fix the exact number of directors.

--------------------------------------------------------------------------------------------------------------------------------
                              Section 2: Eliminate requirement that only       Conforms to Ohio law which permits shareholders
                              three or more shareholders holding not less      holding 25% or more of the common shares of the
                              than 25% of the common shares of the             Corporation to call a special meeting regardless
                              Corporation may call a special meeting.          of whether these shareholders amount to three or
                                                                               more in number.

--------------------------------------------------------------------------------------------------------------------------------
                              Section 4:  Require notices of shareholder       Conforms to notice requirements of Ohio law.
                              meetings to be given in accordance with
                              applicable law and at least seven (7) and no
                              more than sixty (60) days prior to the date of
                              the meeting.

--------------------------------------------------------------------------------------------------------------------------------
                              Section 5:  Eliminate provision that a meeting   Unnecessary language because Ohio law and Existing
                              of all shareholders shall be valid for all       Code permits shareholders to waive notice of
                              purposes without call or notice and that any     meetings.
                              action may be taken at such meeting.

--------------------------------------------------------------------------------------------------------------------------------
                              Section 7:  Eliminate provisions enabling        Unnecessary language because Ohio law provides for
                              shareholders to vote or be represented at        right to vote by proxy and addresses requirements
                              meetings by proxy and the requirements for a     for a valid proxy.
                              valid proxy.

--------------------------------------------------------------------------------------------------------------------------------
                              Section 8:  Eliminate provision that each        Unnecessary language because Ohio law provides for
                              shareholder is entitled to one vote for each     this right and eliminates confusion regarding
                              share registered in his name.                    shares that may be jointly held.

--------------------------------------------------------------------------------------------------------------------------------
                              Section 9:  Eliminate requirement that certain   Unnecessary language because Ohio and federal law
                              financial reports be furnished to shareholders   requires delivery of financial reports to
                              at annual meeting.                               shareholders.

--------------------------------------------------------------------------------------------------------------------------------
Article III - Directors       Section 1:  Eliminate language that exact        Unnecessary language because Existing Code gives
                              number of directors shall be fixed at thirteen   Board of Directors right to fix number of
                              (13) until otherwise determined by Board of      directors.
                              Directors.

================================================================================================================================


====================================================================================================================================
     SECTION OF EXISTING
     CODE TO BE AMENDED            DESCRIPTION OF PROPOSED AMENDMENT                 REASON FOR AND EFFECT OF AMENDMENT
------------------------------------------------------------------------------------------------------------------------------------
                                  Section 3: Eliminate right of Board of           The right of the Board to fill a vacancy is
                                  Directors to fill any vacancy in the Board and   already set forth in Article III, Section 1 of
                                  requirement that position be filled within       the Existing Code.  Board considers the time
                                  three months of vacancy.                         restriction for filling a vacancy to be
                                                                                   impractical as it takes time to identify
                                                                                   qualified persons to act as directors.

------------------------------------------------------------------------------------------------------------------------------------
Article IV - Meetings and         Section 1:  Eliminate provision that any         Ohio banking law eliminated requirement that an
Compensation of Directors         director of a wholly owned banking subsidiary    individual must own shares of the Corporation in
                                  of the Corporation may hold shares of the        order to act as a director.
                                  Corporation to qualify as a director of the
                                  banking subsidiary and that directors of the
                                  Corporation are required to own shares of the
                                  Corporation.

------------------------------------------------------------------------------------------------------------------------------------
                                  Section 2: Eliminate the requirement that        Conforms to notice requirements of Ohio law
                                  notice (or waiver of notice) of Board meetings   (thereby requiring notice and waiver to be
                                  be sent by telegraph, cable, radio or            provided in accordance with Ohio law).
                                  wireless, personally or by phone.  Requires
                                  that notice (or waiver of notice) be sent in
                                  accordance with applicable law.

------------------------------------------------------------------------------------------------------------------------------------
Article V - Committees            Section 1: Add provision regarding formation     Clarifies that the Board has the right to
                                  of an Executive Committee of the Board of        establish the Executive Committee and the rights
                                  Directors.                                       and powers of such committee.

------------------------------------------------------------------------------------------------------------------------------------
Article VI - Officers             Section 1.  Add language permitting any two or   Clarifies that any two or more offices may be
                                  more offices to be held by the same person       held by the same person.
                                  subject to restrictions imposed by applicable
                                  law.

------------------------------------------------------------------------------------------------------------------------------------
Article VIII - Certificates for   Section 1:  Eliminate requirement that share     Conforms to requirements of Ohio law for signing
Shares                            certificates be signed by certain officers and   of share certificates.
                                  inserts requirement that share certificates be
                                  signed in manner provided by applicable law.

====================================================================================================================================



     In addition to the amendments described above, incidental and related conforming amendments to the Existing Code were made such as adjusting revised section numbers and headings.

                                  VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Corporation is required to adopt the Amended and Restated Code of Regulations. THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED CODE OF REGULATIONS. Unless otherwise indicated, the accompanying proxy will be voted in favor of approving the Amended and Restated Code of Regulations.

                        PRINCIPAL INDEPENDENT ACCOUNTANTS

     Crowe Chizek & Company LLP ("Crowe Chizek") served as the Corporation's principal independent accountants during 2002 and have been selected to serve in that capacity in 2003. Representatives of Crowe Chizek are expected to be present at the annual meeting. They will be available to respond to appropriate questions and may make a statement if they desire to do so.

                                   AUDIT FEES

     In accordance with rules issued in 2000 related to auditor independence, the aggregate fees billed by Crowe Chizek to the Corporation and its Subsidiaries during fiscal year 2002 for auditing the Corporation's annual and quarterly financial statements were $95,300.00.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Crowe Chizek did not render any services relating to financial information systems design and implementation and therefore their fees were $0.

                                   OTHER FEES

     The aggregate fees billed by Crowe Chizek for all other services, other than those stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees, were $122,331.00.

     The Committee has been provided with information regarding the services provided by Crowe Chizek and has considered the compatibility of such services with maintaining the auditors' independence.

                    RISK MANAGEMENT (AUDIT) COMMITTEE REPORT

     The Corporation's Risk Management (Audit) Committee has reviewed and discussed with management the audited financial statements of the Corporation for the year ended December 31, 2002. In addition, the Committee has discussed with Crowe Chizek, the independent auditing firm for the Corporation, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees.

     The Committee also has received the written disclosures from Crowe Chizek required by Independence Standards Board Standard No. 1, and has discussed with Crowe Chizek its independence from the Corporation.

     Based on the foregoing discussions and reviews, the Committee has recommended to the Corporation's Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                          Respectfully submitted,
                                          The Risk Management (Audit) Committee

                                          John L. Bacon, Chairman
                                          Mary Lee G. Close
                                          Richard B. Fuller
                                          H. Lowell Hoffman
                                          Dean S. Lucal
                                          W. Patrick Murray

            REPORT OF COMPENSATION, BENEFITS AND LIABILITY COMMITTEE

     Effective January 1, 2002, the Corporation's Compensation, Benefits and Liability Committee and the Executive Committee of The Citizens Banking Company recommended, and The Citizens Banking Company Board of Directors approved increases to the salaries paid to Mr. Voight and Mr. Miller. Each increase reflected the policies of the Committee, consideration of competitive data on compensation of other bank presidents of institutions of a similar size as provided by the Ohio Bankers Association and Crowe Chizek's compensation surveys and recognition of the Corporation's performance during 2001. In addition, within the compensation parameters approved by the Compensation, Benefits and Liability Committee, the Executive Committee of The Citizens Banking Company approved compensation increases for all other executive officers of The Citizens Banking Company. Each Board of Directors of the Subsidiary companies approved the compensation increases for executive officers of its Subsidiary.

     This report was submitted by the Compensation, Benefits and Liability Committee members who are:

   Lowell W. Leech                                 W. Patrick Murray
      (Chairman) (retired as of Oct. 3, 2002)         (Castalia Representative)
   Richard B. Fuller                               George L. Mylander
      (Citizens Representative)                       (Citizens Representative)
   H. Lowell Hoffman, M.D.                         Dorothy L. Robey
    (First Citizens Representative)                   (Farmers Representative)
   Dean S. Lucal                                   David H. Strack
   (First Citizens Representative)                    (Castalia Representative)
  Laurence A. Bettcher                             Gerald B. Wurm
    (Citizens Representative)                         (Farmers Representative)


                      EXECUTIVE OFFICERS OF THE CORPORATION

     The following table sets forth the names and ages of all current executive officers of the Corporation, all executive positions and offices held with the Corporation or its Subsidiaries and terms of such positions and offices.


---------------------------------------------------------------------------------------------------------------------------
         NAME                   AGE                                            POSITION
---------------------------------------------------------------------------------------------------------------------------
David A. Voight                  61      Director of the Corporation since 1990
                                         Director of The Citizens Banking Company since 1989
                                         Director of SCC Resources, Inc. and R.A. Reynolds Appraisal Service, Inc. since 1993
                                         Director of The Farmers State Bank since 1998
                                         Director of Mr. Money Finance Company, Inc. since 2000
                                         Chairman of the Board and Chief Executive Officer of The Citizens Banking Company
                                         since 2002
                                         President of the Corporation from 1994 to 2002
                                         President of The Citizens Banking Company from 1992 to 2002
                                         Executive Vice President of The Citizens Banking Company from 1989 to 1991
                                         Senior Vice President of The Citizens Banking Company from
                                         1985 to 1989

---------------------------------------------------------------------------------------------------------------------------
James O. Miller                  50      Director of The Citizens Banking Company and Mr. Money Finance Company, Inc. since
                                         2000
                                         President of The Citizens Banking Company since 2002
                                         Executive Vice President of the Corporation since 1998
                                         Executive Vice President of The Citizens Banking Company from 1998 to 2002
                                         Senior Vice President/Controller of the Corporation from 1994 to 1997
                                         Senior Vice President of The Citizens Banking Company from 1996 to 1998
                                         Senior Vice President/Controller of The Citizens Banking Company from 1992 to 1995
                                         Secretary/Treasurer of SCC Resources, Inc. since 1993
                                         Secretary/Treasurer of R.A. Reynolds Appraisal Services, Inc. since 1998
                                         Treasurer of R.A. Reynolds Appraisal Services, Inc. from 1993 to 1997
                                         Secretary/Treasurer of Mr. Money Finance Company, Inc. since 2000
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
         NAME                   AGE                                            POSITION
---------------------------------------------------------------------------------------------------------------------------
LeRoy C. Link                    53      Senior Vice President of the Corporation since 1998
                                         President of SCC Resources, Inc. since 1993
                                         Director of SCC Resources, Inc. since 1993
---------------------------------------------------------------------------------------------------------------------------
Todd A. Michel                   38      Senior Vice President/Controller of the Corporation since 2000
                                         Senior Vice President/Controller of The Citizens Banking Company since 1999
                                         Vice President/Controller of The Citizens Banking Company from 1998 to 1999
                                         Vice President/Controller of the Corporation from 1998 to 2000
                                         Controller of The Citizens Banking Company from 1996 to 1998
---------------------------------------------------------------------------------------------------------------------------
Charles C. Riesterer             48      Senior Vice President of The Citizens Banking Company since 1998
                                         Senior Vice President of the Corporation since 1998
                                         Vice President of The Citizens Banking Company from 1992 to 1998
                                         Asst. Vice President of The Citizens Banking Company from 1987 to 1991
---------------------------------------------------------------------------------------------------------------------------
James E. McGookey                52      Senior Vice President and General Counsel of the Corporation since 2002
                                         Senior Vice President of The Citizens Banking Company since 2002
                                         Senior Vice President of The Farmers State Bank since 2002
                                         Shareholder of Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. (law firm) from 2000 to 2002
                                         Partner in Lucal & McGookey (law firm) prior to 2000
---------------------------------------------------------------------------------------------------------------------------



                             EXECUTIVE COMPENSATION

     Under rules established by the Securities and Exchange Commission (the "SEC"), the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chairman of the Board, President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers whose compensation exceeded $100,000 during the Corporation's fiscal year. The disclosure requirements, as applied to the Corporation, include the Corporation's President and The Citizens Banking Company's Chief Executive Officer, Mr. David A. Voight, and the Corporation's Executive Vice-President and The Citizens Banking Company's President, Mr. James O. Miller. No other executive officers' annual salary and bonus exceeded $100,000 in 2002.

     The following table sets forth information as to the cash compensation paid or accrued by the Corporation or the Subsidiaries during 2002:


=================================================================================================================================
                                                         SUMMARY COMPENSATION
---------------------------------------------------------------------------------------------------------------------------------
        NAME OF INDIVIDUAL                YEAR                  SALARY                       BONUS               OTHER (1)
---------------------------------------------------------------------------------------------------------------------------------
Mr. Voight                                2002                 $181,781                       -0-                 $2,291
                                     --------------------------------------------------------------------------------------------
                                          2001                 $146,212                       -0-                 $1,982
                                     --------------------------------------------------------------------------------------------
                                          2000                 $143,169                       -0-                 $2,034
---------------------------------------------------------------------------------------------------------------------------------

Mr. Miller (2)                            2002                 $118,202                       -0-                 $1,563
---------------------------------------------------------------------------------------------------------------------------------



(1)  Represents contributions to the 401(k) plan.

(2) The figures with respect to Mr. Miller are being provided for 2002 only because this was the first year that Mr. Miller's compensation exceeded $100,000.

    FIRST CITIZENS BANC CORP STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

     On April 18, 2000, the shareholders of the Corporation approved the First Citizens Banc Corp Stock Option and Stock Appreciation Rights Plan (the "Plan"), which provides for discretionary grants of incentive stock options (under Internal Revenue Code Section 422), nonqualified stock options, and stock appreciation rights to certain executive employees. The Plan is administered by the Compensation, Benefits and Liability Committee of the Corporation's Board of Directors, and provides that the exercise price of options granted hereunder shall not be less than the fair market value of the outstanding shares of the Corporation on the date the options are granted.

     The following table sets forth information as to the options granted by the Corporation to named executives during 2002:


----------------------------------------------------------------------------------------------------------------------------------

                                                   OPTION GRANTS IN 2002

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     POTENTIAL REALIZABLE VALUE
                                      INDIVIDUAL GRANTS                                              AT ASSUMED ANNUAL RATES OF
                                                                                                     STOCK PRICE APPRECIATION
                                                                                                     FOR OPTION TERM
----------------------------------------------------------------------------------------------------------------------------------
                      NUMBER OF         PERCENTAGE OF
                      SECURITIES        TOTAL OPTIONS       EXERCISE OR
                      UNDERLYING        GRANTED TO          BASE PRICE                                    5%            10%
           NAME       OPTIONS GRANTED   EMPLOYEES IN 2002   ($/SH)                                       ($)            ($)
                      (#)                                                    EXPIRATION DATE
----------------------------------------------------------------------------------------------------------------------------------

David A. Voight          6,200 (1)            20.2%              20.50       July 2, 2012 or            79,993        202,565
                                                                             termination of
                                                                             employment
----------------------------------------------------------------------------------------------------------------------------------

James O. Miller          5,400 (1)            17.6%              20.50       July 2, 2012 or            30,584         67,583
                                                                             termination of
                                                                             employment
----------------------------------------------------------------------------------------------------------------------------------


(1)  100% of the option may be exercised after July 2, 2005.

     The following table provides information concerning the exercise of options and fiscal year-end option value.



----------------------------------------------------------------------------------------------------------------------------------

                                             AGGREGATED OPTION EXERCISES IN 2002
                                              AND FISCAL YEAR-END OPTION VALUES

----------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF SECURITIES             VALUE OF UNEXERCISABLE
                               SHARES         VALUE REALIZED    UNDERLYING UNEXERCISED OPTIONS AT       IN-THE MONEY OPTIONS AT
            NAME             ACQUIRED ON           ($)                     12/31/02(#)                 12/31/02 ($) EXERCISABLE/
                            EXERCISE (#)                            EXERCISABLE/UNEXERCISABLE                UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------------
David A. Voight                  -0-               -0-                      0 / 6,200                        $0 / $20,026
----------------------------------------------------------------------------------------------------------------------------------

James O. Miller                  -0-               -0-                      0 / 5,400                        $0 / $17,442
----------------------------------------------------------------------------------------------------------------------------------



                 DEFINED BENEFIT PENSION PLAN OF THE CORPORATION

     The Corporation maintains a tax-qualified non-contributory defined benefit pension plan for its employees. The plan has been adopted by each Subsidiary of the Corporation. All employees who have attained age 20-1/2 and have completed at least six months of service are eligible to participate in the plan. The monthly pension benefit payable to an employee at normal retirement age (age 65) will be equal to 1.40 percent of the highest five-year average monthly compensation and multiplied by total years of service, plus 0.65 percent of average monthly compensation in excess of the Social Security covered compensation amount multiplied by years of service to a maximum of 35 years of service with the Corporation or its subsidiaries. For this purpose, an employee's final average compensation is equal to the average of the monthly compensation paid to such employee during the period of five consecutive years of service out of the last ten years of service prior to retirement which results in the highest average compensation. The compensation taken into account includes all cash compensation paid. The monthly pension benefit calculated under this formula is not subject to any offset or reduction for the employee's Social Security benefit, but is subject to the annual benefit limitation established by the Internal Revenue Code.

     Employees are eligible to retire and receive monthly benefits under the pension plan at age 65. In addition, employees may elect to begin receiving reduced benefits at an earlier age if they become permanently disabled or qualify for early retirement by attaining age 55. Pension benefits will generally be paid either as joint and survivor annuities or single life annuities, provided that participating employees who obtain their spouse's consent may elect to receive their benefits in one of several other optional forms of benefit, including a lump sum distribution of the present value of the benefit.

     The following table shows the total annual pension benefit that would be payable as a life annuity with five years of payments guaranteed to an employee of the Corporation or its Subsidiaries retiring in 2002 at age 65 under the terms of the pension plan, based on specific assumptions about the employee's total years of service and the level of the employee's average compensation during his or her final years of service.


           ==========================================================================================================
             FINAL AVERAGE ANNUAL                                   YEARS OF SERVICE
                 COMPENSATION       ---------------------------------------------------------------------------------
                                          15               20              25              30               35
           ==========================================================================================================
                           $40,000            8,454          11,272          14,453           16,908          19,726
           ----------------------------------------------------------------------------------------------------------
                            60,000           14,604          19,472          24,340           29,208          34,076
           ----------------------------------------------------------------------------------------------------------
                            80,000           20,754          27,672          34,590           41,508          48,426
           ----------------------------------------------------------------------------------------------------------
                           100,000           26,904          35,872          44,840           53,808          62,776
           ----------------------------------------------------------------------------------------------------------
                           120,000           33,054          44,072          55,090           66,108          77,126
           ----------------------------------------------------------------------------------------------------------
                           140,000           39,204          52,272          65,340           78,408          91,476
           ----------------------------------------------------------------------------------------------------------
                           160,000           45,354          60,472          75,590           90,708         105,826
           ----------------------------------------------------------------------------------------------------------
                           180,000           51,504          68,672          85,840          103,008         120,176
           ----------------------------------------------------------------------------------------------------------
                           200,000           57,654          76,872          96,090          115,308         134,526
           ==========================================================================================================



     As of December 31, 2002, Mr. Voight had seventeen years of service and a five year average covered compensation of $151,695 and Mr. Miller had sixteen years of service and a five year average covered compensation of $100,072.

                            DEFINED CONTRIBUTION PLAN

     The Corporation also maintains a tax-qualified defined contribution plan 401(k) for its employees. The plan has been adopted by each of the Subsidiaries of the Corporation. Effective January 1, 2002, all employees who have completed three months of service are eligible to participate in the plan. Subject to limitations established by the Internal Revenue Code, employees may defer up to 100 percent of annual compensation. The 2002 limit is $11,000; it will be increased in future years for cost of living changes. Beginning in 2002, the catch-up provision permits participants age 50 or older to increase their pre-tax salary deferral limit by $1,000. The Corporation may make a matching contribution for all participants who have elected to make salary deferral contributions. The amount of the matching contributions, if any, will be determined each plan year and announced to all participants. The amount of matching contribution for the years 2002, 2001, 2000, 1999 and 1998 was 25 percent of the salary deferred on the first 6 percent deferred. The Internal Revenue Code places a limit on the amount of salary deferred contributions and matching contributions on those employees classed as "highly compensated". Contributions and matching contributions for highly compensated employees will be limited to an amount that enables the plan to meet certain non-discrimination testing.

                       COMPENSATION AND BENEFITS COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

     Mr. David A. Voight, the Corporation's President, served on the Executive Committee of The Citizens Banking Company, which recommends the salary of the President to the Board of Directors of Citizens. Mr. Voight, in serving on the Executive Committee and the Board of Directors, did not participate in discussions nor decision-making relative to his own compensation.

                               PERFORMANCE REPORT

     The following is a graph comparing the Corporation's cumulative total shareholder returns with the performance of the SNL Bank Index (US Companies), the NASDAQ Bank Stock Index, and the Standard & Poor's 500 Index:

                                                      For the Years Ended December 31,
                              ---------------------------------------------------------------------------------
                               1997          1998           1999           2000           2001           2002
                              -------       -------        -------        -------        -------        -------
FCZA                          $100.00       $ 64.66        $ 80.58        $ 58.24        $ 70.86        $ 78.35
Standard & Poor's
  500 Index                    100.00        126.67         151.40         136.05         118.31          90.66
Nasdaq Bank Index              100.00         88.23          81.19          93.10         102.48         107.11
SNL Bank Index                 100.00        105.94         100.44         115.55         114.16         114.16

12/31/97 Relative Value = 100                                                   Source: Bloomberg, SNL Securities

Note: 5 year return data includes price appreciation and reinvested dividends

                             PRINCIPAL SHAREHOLDERS

     To the Corporation's knowledge, except as noted below, no person or entity owns beneficially, directly or indirectly, five percent (5%) or more of the Corporation's common stock as of December 31, 2002:



          ===================================================================================================
             NAME AND ADDRESS OF BENEFICIAL      AMOUNT AND NATURE OF BENEFICIAL            PERCENT
                         OWNER                             OWNERSHIP                       OF CLASS
          ===================================================================================================
           George L. Mylander                             379,183 shares                      8.0%
            155 Sunset Drive
            Sandusky, Ohio
          ---------------------------------------------------------------------------------------------------


                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal that a shareholder wishes to have included in the proxy materials relating to the annual meeting to be held in 2004 must be received by the Secretary of the Corporation no later than November 15, 2003. If a shareholder proposal is received after January 29, 2004, the Corporation may vote in its discretion on that proposal all of the common shares for which it has received proxies for the 2004 annual meeting. If the proposed amendment to the Existing Code concerning shareholder proposals is adopted, any shareholder that intends to submit a proposal other than for inclusion in the proxy materials must deliver such proposal to the Secretary of the Corporation not later than February 13, 2004 (or 15 days after the date of notice or public disclosure if the Corporation provides less than 75 days notice of the meeting), or such proposal will be considered untimely. Proposals by shareholders intended to be presented at the 2004 annual meeting should be mailed or delivered to First Citizens Banc Corp, 100 East Water Street, Sandusky, Ohio 44870,
Attention: Secretary.

                                  OTHER MATTERS

     The Board of Directors knows of no other business to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto according to the best judgment of the persons named in the proxy.

                                  ANNUAL REPORT

     The Corporation's Annual Report is not intended to be a part of this Proxy Statement. The Corporation's Annual Report, a consolidation of the report of operations of the Corporation and Annual Report on Form 10-K (as required under the terms of the Securities Exchange Act of 1934), for the calendar year 2002 will be presented at the annual meeting, and a copy has been mailed to shareholders with this Proxy Statement. Additional copies of such Corporation's Annual Report are available to shareholders without charge upon request to James
O. Miller, Executive Vice President, First Citizens Banc Corp, 100 East Water Street, Sandusky, Ohio 44870.

                                              By Order of the Board of Directors

                                                    Donna J. Dalferro, Secretary
                                                        First Citizens Banc Corp

                                                                         ANNEX A

The proposed amendment would add the following language as section 7, Article II of the Existing Code:

Section 7. Advance Notice of Shareholder Proposals. At any annual meeting of shareholders, proposals by shareholders shall be considered if advance notice thereof has been timely given as provided in this Section 7 and such proposals are otherwise proper for consideration under applicable law, the Articles of Incorporation of the Corporation and these Regulations. Notice of any proposal to be presented by any shareholder shall be given in writing to the Secretary of the Corporation and received at the Corporation's principal executive offices, not less than 60 nor more than 90 days prior to the shareholder's meeting; provided, however, that in the event that less than 75 days' notice to the shareholders or prior public disclosure of the date of the meeting is given or made, the written notice of such shareholder's intent to make such proposal must be received by the Secretary not later than the close of business on the fifteenth day following the earlier of the day on which such notice of the date of the meeting was given or such public disclosure was made. Any shareholder who gives notice of any such proposal shall deliver therewith (a) the text of the proposal to be presented, (b) a brief written statement of the reasons why such shareholder favors the proposal, (c) such shareholder's name and record address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such shareholder, and (d) any material interest of such shareholder in the proposal (other than as a shareholder). The person presiding at the meeting in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice under this Section 7 has not been given. No proposals by shareholders shall be considered at any special meeting of shareholders unless the special meeting was called for the purpose of considering such proposal. If, pursuant to law or rule of the Securities and Exchange Commission, the Corporation is required to set forth a proposal of a shareholder in its proxy statement, the provisions of such law or rule, to the extent applicable, shall prevail over any conflicting provisions of this Section 7 with respect to that shareholder's proposal.

                                                                         ANNEX B

The proposed amendment would add the following language as Article VIII of the Existing Code:

                                   ARTICLE VIII

                                 INDEMNIFICATION

     The Corporation shall indemnify, to the full extent permitted or authorized by applicable law, as it may from time to time be amended, any person made or threatened to be made a party to any suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, or employee of a bank, or other corporation, partnership, joint venture, trust or other enterprise, provided, however, that such person has acted in good faith and in a manner that the person reasonably believed to be in and not opposed to the best interest of the Corporation and, with respect to any criminal action or proceeding, such person has no reasonable cause to believe his or her conduct was unlawful, and provided further that the Corporation shall not indemnify a person with respect to such person's willful misconduct. As a condition precedent to the indemnification provided by this Article VIII, the person to be indemnified must first: (1) promptly notify the President or the Secretary of the Corporation of any actual or potential action, suit or proceeding; and (2), except with respect to a criminal proceeding, authorize and permit the Corporation, in its sole discretion, to choose any legal counsel to defend and otherwise handle the action, suit or proceeding and matters related thereto (including, but not limited to, any counterclaims, cross-claims and defenses); and (3), except with respect to a criminal proceeding, permit the Corporation to assume total, complete and exclusive control of the action, suit or proceedings and all proceedings and matters related thereto (including, but not limited to, any counterclaims, cross-claims and defenses);. and (4), in all respects, cooperate with the Corporation and its counsel in the defense and/or settlement of the action, suit or proceeding and in the prosecution and/or settlement of any counterclaims, cross-claims and defenses. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under the Articles of Incorporation of the Corporation or these Regulations, or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                                                         ANNEX C










                              AMENDED AND RESTATED

                               CODE OF REGULATIONS

                                       OF

                            FIRST CITIZENS BANC CORP

                              AMENDED AND RESTATED

                               CODE OF REGULATIONS
                                       OF
                            FIRST CITIZENS BANC CORP

                                Table of Contents


                                                                          Page
                                                                          ----

ARTICLE I - Offices........................................................3
       Section 1.     Principal Office.....................................3
       Section 2.     Other Offices........................................3
ARTICLE II - Meetings of Shareholders......................................3
       Section 1.     Annual Meeting.......................................3
       Section 2.     Special Meetings.....................................3
       Section 3.     Place of Meetings....................................4
       Section 4.     Notice of Meetings...................................4
       Section 5.     Waiver of Notice.....................................4
       Section 6.     Quorum...............................................4
       Section 7.     Advance Notice of Shareholder Proposals..............5
       Section 8.     Action Without Meeting...............................7
ARTICLE III - Directors....................................................7
       Section 1.     Number and Term......................................7
       Section 2.     Nominations..........................................8
       Section 3.     Vacancies...........................................10
       Section 4.     Removal.............................................10
ARTICLE IV - Powers, Meeting, and Compensation of Directors...............10
       Section 1.     Directors' Qualifying Shares........................10
       Section 2.     Meetings of the Board...............................11
       Section 3.     Quorum..............................................12
       Section 4.     Action Without Meeting..............................12
       Section 5.     Compensation........................................12
       Section 6.     Bylaws..............................................13
ARTICLE V - Committees....................................................13
       Section 1.     Committees..........................................13
ARTICLE VI - Officers 13
       Section 1.     General Provisions..................................13
       Section 2.     Term of Office......................................14
ARTICLE VII - Duties of Officers..........................................14
       Section 1.     Chairman of the Board...............................14
       Section 2.     Vice Chairman of the Board..........................14
       Section 3.     President...........................................14
       Section 4.     Vice Presidents.....................................15
       Section 5.     Secretary...........................................15
       Section 6.     Treasurer...........................................16

       Section 7.     Assistant and Subordinate Officers..................16
       Section 8.     Duties of Officers May Be Delegated.................17
ARTICLE VIII - Certificates For Shares....................................17
       Section 1.     Form and Execution..................................17
       Section 2.     Lost, Mutilated or Destroyed Certificates...........18
       Section 3.     Registered Shareholders.............................18
ARTICLE IX - Fiscal Year..................................................18
ARTICLE X - Amendments....................................................18

                              AMENDED AND RESTATED

                               CODE OF REGULATIONS

                                       OF

                            FIRST CITIZENS BANC CORP

                                    ARTICLE I

                                     OFFICES

     Section 1. PRINCIPAL OFFICE. The principal office of the Corporation shall be at such place in the City of Sandusky, Ohio, as may be designated from time to time by the Board of Directors.

     Section 2. OTHER OFFICES. The Corporation shall also have offices at such other places without, as well as within, the State of Ohio, as the Board of Directors may from time to time determine. ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     Section 1. ANNUAL MEETING. The annual meeting of the shareholders of the Corporation for the purpose of electing directors and transacting such other business as may come before the meeting, shall be held between the hours of 8:00 a.m. and 5:00 p.m. on the third Tuesday of April of each year, but if a legal holiday, then on the next business day following, or at such other time as may be fixed by the Board of Directors.

     Section 2. SPECIAL MEETINGS. Special meetings of the shareholder may be called at any time by the Chairman of the Board of Directors, the President, a majority of the Board of Directors acting with or without a meeting, or shareholders owning, in the aggregate, not less than twenty-five percent (25%) of the stock of the Corporation.

     Section 3. PLACE OF MEETINGS. Meetings of shareholders shall be held at the main office of the Corporation unless the Board of Directors decides that a meeting shall be held at some other place within or without the State of Ohio and causes the notice thereof to so state.

     Section 4. NOTICE OF MEETINGS. Unless waived, notice of each annual or special meeting shall be given in accordance with applicable law to each shareholder of record (a) as of the day next preceding the day on which notice is given or (b) if a record date thereof is duly fixed, of record as of said date. Notice of such meeting shall be given or mailed, postage prepaid, at least seven (7) and not more than sixty (60) days prior to the date of the meeting. If mailed, it shall be directed to a shareholder at his address as the name appears upon the records of the Corporation.

     All notices with respect to any shares of record in the names of two or more persons may be given to whichever of such persons is named first on the books of the Corporation, and notice so given shall be effective as to all the holders of record of such shares.

     Every person who by operation of law, transfer, or otherwise shall become entitled to any share or right or interest therein, shall be bound by every notice in respect of such share which, prior to his name and address being entered upon the books of the Corporation as the registered holder of such share, shall have been given to the person in whose name such share appeared of record.

     Section 5. WAIVER OF NOTICE. Any shareholder, either before or after any meeting, may waive any notice required to be given by law or under these Regulations.

     Section 6. QUORUM. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and a meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Incorporation.

     Section 7. ADVANCE NOTICE OF SHAREHOLDER PROPOSALS. At any annual meeting of shareholders, proposals by shareholders shall be considered if advance notice thereof has been timely given as provided in this Section 7 and such proposals are otherwise proper for consideration under applicable law, the Articles of Incorporation of the Corporation and these Regulations. Notice of any proposal to be presented by any shareholder shall be given in writing to the Secretary of the Corporation and received at the Corporation's principal executive offices, not less than 60 nor more than 90 days prior to the shareholder's meeting; provided, however, that in the event that less than 75 days' notice to the shareholders or prior public disclosure of the date of the meeting is given or made, the written notice of such shareholder's intent to make such proposal must be received by the Secretary not later than the close of business on the fifteenth day following the earlier of the day on which such notice of the date of the meeting was given or such public disclosure was made. Any shareholder who gives notice of any such proposal shall deliver therewith (a) the text of the proposal to be presented, (b) a brief written statement of the reasons why such shareholder favors the proposal, (c) such shareholder's name and record address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such shareholder, and (d) any material interest of such shareholder in the proposal (other than as a shareholder). The person presiding at the meeting in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice under this Section 7 has not been given. No proposals by shareholders shall be considered at any special meeting of shareholders unless the special meeting was called for the purpose of considering such proposal. If, pursuant to law or rule of the Securities and Exchange Commission, the Corporation is required to set forth a proposal of a shareholder in its proxy statement, the provisions of such law or rule, to the extent applicable, shall prevail over any conflicting provisions of this Section 7 with respect to that shareholder's proposal.

     Section 8. ACTION WITHOUT MEETING. Any action which may be authorized or taken at any meeting of shareholders may be authorized or taken without a meeting in a writing or writings signed by all of the holders of shares who would be entitled to notice of a meeting of the shareholders held for such purpose. Such writing or writings shall be filed with or entered upon the records of the Corporation.

                                   ARTICLE III

                                    DIRECTORS

     Section 1. NUMBER AND TERM. The property, business and affairs of the Corporation shall be managed and controlled by the Board of Directors, no member of which shall be of the age of seventy-five (75) years or more on the date of his or her election, or the date of his or her appointment in the event of such appointment to fill a vacancy on the Board of Directors; provided, however, that such age qualification shall not apply to any person who may be serving as a member of the Board of Directors on April 14, 1997. The number of directors of the Corporation shall not be less than five nor more than twenty-five, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the whole Board of Directors. As used in these Regulations, the term "whole Board" means the total number of directors which the Corporation would have if there were no vacancies.

     The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. At the first annual meeting of stockholders, the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. At each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

     Section 2. NOMINATIONS. Nominations of persons for election to the Board of the Corporation at a meeting of the stockholders may be made by or at the direction of the Board of Directors or may be made at a meeting of stockholders by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 2 of Article III. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 14 days nor more than 50 days prior to the meeting; provided, however, that in the event that less than 21 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed no later than the close of business on the 7th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs, but in no event shall such timely notice of stockholder nomination be received by the Secretary of the Corporation less than seven (7) days prior to the stockholder meeting. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposed to nominate for the election or re-election as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, and (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation. No person shall be eligible for election as a Director of the Corporation at a meeting of the stockholders unless nominated in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and the defective nomination shall be disregarded.

     Section 3. REMOVAL. Any director or the entire Board of Directors may be removed with or without cause by the affirmative vote of a majority of the shares then entitled to vote at the election of directors. Notwithstanding the above, if, in the event of any proposed business combination transaction, as defined in Article Eighth of the Articles of Incorporation, the affirmative vote of eighty percent (80%) shall be required to remove any or the entire Board of Directors.

                                   ARTICLE IV

                     MEETINGS AND COMPENSATION OF DIRECTORS

     Section 1. MEETINGS OF THE BOARD. A meeting of the Board of Directors shall be held immediately following the adjournment of each shareholders' meeting at which directors are elected, or within ten (10) days thereafter, and notice of such meeting need not be given.

     The Board of Directors may, by by-laws or resolution, provide for other meetings of the Board.

     Special meetings of the Board of Directors may be held at any time upon call of the Chairman of the Board of Directors, President, a Vice President, or any two members of the Board.

     Notice of any special meeting of the Board of Directors shall be mailed to each director, addressed to him at his residence or usual place of business, at least two (2) days before the date on which the meeting is to be held, or shall be given to him in any other manner permitted by applicable law within the time limits specified in such law. Every such notice shall state the time and place of the meeting but need not state the purposes thereof. Notice of any meeting of the Board need not be given to any director, however, if duly waived by him whether before or after such meeting is held, or if he shall be present at such meeting; and any meeting of the Board shall be a legal meeting without any notice thereof having been given, if all the directors shall be present thereat.

     Meetings of the Board shall be held at the office of the Corporation, or at such other place, within or without the State of Ohio, as the Board may determine from time to time and as may be specified in the notice thereof. Meetings of the Board of Directors may also be held by the utilization of simultaneous telephonic communications linking all directors present at such meetings, and all such business conducted via such telephonic communication shall be considered legally enforceable by the Corporation.

     Section 2. QUORUM. A majority of the Board of Directors serving in such capacity shall constitute a quorum for the transaction of business, provided that whenever less than a quorum is present at the time and place appointed for any meeting of the Board, a majority of those present may adjourn the meeting from time to time, without notice other than by announcement at the meeting until a quorum shall be present.

     Section 3. ACTION WITHOUT MEETING. Any action may be authorized or taken without a meeting in a writing or writings signed by all the directors, which writing or writings shall be filed with or entered upon the records of the Corporation.

     Section 4. COMPENSATION. The directors, as such, shall not receive any salary for their services, but by resolution of a majority of the stockholders entitled to vote for the election of directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore. Members of any standing or special committee may by resolution of the Board be allowed such compensation for their services as the Board may deem reasonable; additional compensation may be allowed to directors for special services rendered as the Board may deem reasonable.

     Section 5. BY-LAWS. For the government of its actions, the Board of Directors may adopt by-laws consistent with the Articles of Incorporation and these Regulations.

                                    ARTICLE V

                                   COMMITTEES

     Section 1. EXECUTIVE COMMITTEE. The Board of Directors of the Corporation may form an Executive Committee of the Board of Directors and designate at least three of its members to constitute the members of such Executive Committee. The Board of Directors may also designate one or more of its members to be alternate members of the Executive Committee to take the place of any absent member or members at any meeting of the Executive Committee. The Executive Committee shall have and may exercise, between meetings of the Board, all the powers and authority of the Board in the management of the business and affairs of the Corporation, except that the Executive Committee shall not have the power or authority to fill vacancies in the Board of Directors or in any committee of the Directors.

     Section 2. OTHER COMMITTEES. The Board of Directors may by resolution provide for such standing or special committees as it deems desirable, and discontinue the same at pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board of Directors. Vacancies in such committees shall be filled by the Board of Directors or as it may provide.

                                   ARTICLE VI

                                    OFFICERS

     Section 1. GENERAL PROVISIONS. The Board of Directors shall elect a President, such number of Vice Presidents as the Board may from time to time determine, a Secretary and Treasurer, and, in its discretion, a Chairman of the Board of Directors and a Vice Chairman of the Board of Directors. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Articles of Incorporation or these Resolutions to be executed, acknowledged or verified by two or more officers. If no such Chairman of the Board is elected by the Board of Directors, the President of the Corporation shall act as presiding officer of the Corporation. The Board of Directors may from time to time create such offices and appoint such other officers, subordinate officers and assistance officers as it may determine. The President and the Chairman of the Board shall be, but the other officers need not be, chosen from among the members of the Board of Directors.

     Section 2. TERM OF OFFICE. The officers of the Corporation shall hold office at the pleasure of the Board of Directors and, unless sooner removed by the Board of Directors, until the reorganization meeting of the Board of Directors following the date of their election and until their successors are chosen and qualified.

     The Board of Directors may remove any officer at any time, with or without cause, by a majority vote.

     A vacancy in any office, however created, may be filled by the Board of Directors.

                                   ARTICLE VII

                               DUTIES OF OFFICERS

     Section 1. CHAIRMAN OF THE BOARD. The Chairman of the Board, if one be elected, shall preside at all meetings of the shareholders and Board of Directors and shall have such other powers and duties as may be prescribed by the Board of Directors or by the Ohio Revised Code.

     Section 2. VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board, if one be elected, shall preside at all meetings of the shareholders and the Board of Directors, in the absence of the Chairman of the Board. The Vice Chairman shall have such powers and duties as may be prescribed by the Board of Directors, or prescribed by the Chairman of the Board, or the Ohio Revised Code.

     Section 3. PRESIDENT. The President shall be the chief executive officer of the Corporation and shall exercise supervision over the business of the Corporation and over its several officers, subject, however, to the control of the Board of Directors. In the absence of or if a Chairman of the Board shall not have been elected or a Vice Chairman shall not have been elected, the President shall preside at meetings of the shareholders and Board of Directors. He shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, contracts, notes and other instruments requiring his signature; and shall have all the powers and duties prescribed by the Ohio Revised Code and such others as the Board of Directors may from time to time assign to him.

     Section 4. VICE PRESIDENTS. The Vice Presidents shall perform such duties as are conferred upon them by these regulations or as may from time to time be assigned to them by the Board of Directors, the Chairman of the Board or the President. At the request of the President, or in his absence or disability, the Vice President, designated by the President (or in the absence of such designation, the Vice President designated by the Board), shall perform all the duties of the President, and when so acting, shall have all the powers of the President. The authority of Vice Presidents to sign in the name of the Corporation all certificates for shares and authorized deeds, mortgages, bonds, contracts, notes and other instruments, shall be coordinate with like authority of the President. Any one or more of the Vice Presidents may be designated as an "Executive Vice President".

     Section 5. SECRETARY. The Secretary shall keep minutes of all the proceedings of the shareholders and Board of Directors, and shall make proper record of the same, which shall be attested by him; sign all certificates for shares, and all deeds, mortgages, bonds, contracts, notes, and other instruments executed by the Corporation requiring his signature; give notice of meetings of shareholders and directors; produce on request at each meeting of shareholders for the election of directors a certified list of shareholders arranged in alphabetical order; keep such books as may be required by the Board of Directors and file all reports to States, to the Federal Government, and to foreign countries; and perform such other and further duties as may from time to time be assigned to him by the Board of Directors, the Chairman of the Board or by the President.

     Section 6. TREASURER. The Treasurer shall have general supervision of all finances; he shall receive and have in charge all money, bills, notes, deeds, leases, mortgages and similar property belonging to the Corporation, and shall do with the same as may from time to time be required by the Board of Directors. He shall cause to be kept adequate and correct accounts of the business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital, and shares, together with such other accounts as may be required, and, upon the expiration of his term of office, shall turn over to his successor or to the Board of Directors all property, books, papers and money of the Corporation in his hands; and he shall perform such other duties as from time to time may be assigned to him by the Board of Directors.

     Section 7. ASSISTANT AND SUBORDINATE OFFICERS. The Board of Directors may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office during the pleasure of the Board of Directors, and perform such duties as the Board of Directors may prescribe.

     The Board of Directors may, from time to time, authorize any officer to appoint and remove assistant and subordinate officers, to prescribe their authority and duties, and to fix their compensation.

     Section 8. DUTIES OF OFFICERS MAY BE DELEGATED. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer, or to any director.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     The Corporation shall indemnify, to the full extent permitted or authorized by applicable law, as it may from time to time be amended, any person made or threatened to be made a party to any suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, or employee of a bank, or other corporation, partnership, joint venture, trust or other enterprise, provided, however, that such person has acted in good faith and in a manner that the person reasonably believed to be in and not opposed to the best interest of the Corporation and, with respect to any criminal action or proceeding, such person has no reasonable cause to believe his or her conduct was unlawful, and provided further that the Corporation shall not indemnify a person with respect to such person's willful misconduct. As a condition precedent to the indemnification provided by this Article VIII, the person to be indemnified must first: (1) promptly notify the President or the Secretary of the Corporation of any actual or potential action, suit or proceeding; and (2), except with respect to a criminal proceeding, authorize and permit the Corporation, in its sole discretion, to choose any legal counsel to defend and otherwise handle the action, suit or proceeding and matters related thereto (including, but not limited to, any counterclaims, cross-claims and defenses); and (3), except with respect to a criminal proceeding, permit the Corporation to assume total, complete and exclusive control of the action, suit or proceedings and all proceedings and matters related thereto (including, but not limited to, any counterclaims, cross-claims and defenses); and (4), in all respects, cooperate with the Corporation and its counsel in the defense and/or settlement of the action, suit or proceeding and in the prosecution and/or settlement of any counterclaims, cross-claims and defenses. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under the Articles of Incorporation of the Corporation or these Regulations, or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE IX

                             CERTIFICATES FOR SHARES

     Section 1. FORM AND EXECUTION. Certificates for shares shall be issued to each shareholder in such form as shall be approved by the Board of Directors. Such certificates shall be executed in the manner provided by applicable law and shall certify the number and class of shares held by the shareholder in the Corporation, but no certificates for shares shall be delivered until such shares are fully paid. When such a certificate is countersigned by an incorporated transfer agent or registrar, the signature of any of said officers of the Corporation may be a facsimile, or engraved, stamped or printed. Although any officer of the Corporation whose manual or facsimile signature is affixed to a share certificate shall cease to be such officer before the certificate is delivered, such certificate, nevertheless, shall be effective in all respects when delivered.

     Such certificate for shares shall be transferable in person or by attorney, but, except as hereinafter provided in the case of lost, mutilated or destroyed certificates, no transfer of shares shall be entered upon the records of the Corporation until the previous certificates, if any, given for the same shall have been surrendered and canceled.

     Section 2. LOST, MUTILATED OR DESTROYED CERTIFICATES. If any certificate for shares is lost, mutilated or destroyed, the Board of Directors may authorize the issuance of a new certificate in place thereof, upon such terms and conditions as it may deem advisable. The Board of Directors in its discretion may refuse to issue such new certificates until the Corporation has been indemnified by a final order or decree of a court of competent jurisdiction.

     Section 3. REGISTERED SHAREHOLDERS. A person in whose name shares are of record on the books of the Corporation shall conclusively be deemed the unqualified owner thereof for all purposes and have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.

                                    ARTICLE X

                                   FISCAL YEAR

     The fiscal year of the Corporation shall end on the 31st day of December in each year, or on such other day as may be fixed from time to time by the Board of Directors.

                                   ARTICLE XI

                                   AMENDMENTS

     These Regulations may be amended or repealed at any meeting of shareholders called for that purpose by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal or, without a meeting, by the written consent of the holders of record of shares entitling them to exercise two-thirds (2/3) of the voting power on such proposal.


                                         --------------------------------------
                                                     (Secretary)

                                         Date:
                                               --------------------------------

                           [FIRST CITIZENS BANC LOGO]

                            FIRST CITIZENS BANC CORP
                                 Sandusky, Ohio

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                    PLEASE COMPLETE, DATE, SIGN AND MAIL THE
         DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

--------------------------------------------------------------------------------
YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL,   2) BY PHONE,   3) BY INTERNET.
              See the reverse side of this sheet for instructions.

   IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF

           PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                          Illinois Stock Transfer Co.
                     209 West Jackson Boulevard, Suite 903
                            Chicago, Illinois 60606

--------------------------------------------------------------------------------
DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
The aforesaid proxies are hereby authorized to vote at their discretion on any other matter that may properly come before the annual meeting. An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the special meeting and advising the Secretary of the shareholder's intent to vote the share(s) or by sending a written, signed and dated revocation that clearly identifies the proxy being revoked to the principal executive offices of First Citizens at 100 East Water Street, Sandusky, Ohio 44870, Attention: Donna J. Dalferro, Secretary. A revocation may be in any written form validly signed by the record holder so long as it clearly states that the proxy previously given is no longer effective.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the undersigned's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting, the Corporation's Proxy Statement for the Annual Meeting and an Annual Report for the 2002 fiscal year.



          Signature
                    -----------------------------------------

          Signature
                    -----------------------------------------

          Date                                         , 2003
               ---------------------------------------

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian or on behalf of a corporation, partnership or other legal entity, please give your full title. If shares are held jointly, each holder should sign.

                      ------------------------------------
                                   IMPORTANT
                      ------------------------------------

                          THE PROMPT RETURN OF PROXIES
                         WILL SAVE THE CORPORATION THE
                        EXPENSE OF FURTHER REQUESTS FOR
                         PROXIES TO ENSURE A QUORUM AT
                         THE MEETING. A SELF-ADDRESSED,
                          POSTAGE-PRE-PAID ENVELOPE IS
                         ENCLOSED FOR YOUR CONVENIENCE.
                      ------------------------------------

--------------------------------TO VOTE BY MAIL---------------------------------

   To vote by mail, complete both sides, sign and date the proxy card below.
         Detach the card below and return it in the envelope provided.

------------------------------TO VOTE BY TELEPHONE------------------------------

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

     1.   Read the accompanying Proxy Statement.

     2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

     3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be submitted prior to 1:00 A.M. Eastern Time, April 12, 2003.

Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

--------------------------------------------------------------------------------
     IF YOU VOTE BY TELEPHONE PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.
--------------------------------------------------------------------------------

------------------------------TO VOTE BY INTERNET-------------------------------

Your internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

     1.   Read the accompanying Proxy Statement.

     2. Visit our Internet voting Site at http://www.eproxyvote.com/ist-fcicm/ and follow the instruction on the screen.

     3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be submitted prior to 1:00 A.M. Eastern Time, April 12, 2003.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET
PROVIDER FOR FURTHER INFORMATION.
--------------------------------------------------------------------------------
     IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FIRST CITIZENS BANC CORP OF SANDUSKY, OHIO PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND UNLESS OTHERWISE MARKED WILL BE VOTED FOR ALL PROPOSALS.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder(s) of First Citizens Banc Corp (hereinafter called "Corporation"), of Sandusky Ohio, hereby constitute(s) Robert L. Bordner, Richard B. Fuller and Leslie D. Stoneham, or each of them, proxies and attorneys of the undersigned, with full power of substitution and revocation, for and in the name of the undersigned, to attend the Sixteenth Annual Meeting of said Corporation to be held April 15, 2003, at 2:00 P.M. E.D.T. and any adjournments thereof, and thereat to vote, including the right to vote cumulatively at their discretion, as specified below:

     1. On the election of five (5) Directors (Class III) to serve for terms of three (3) years or until their successors are elected and qualified:

          [ ] FOR all nominees listed below (Except, to withhold authority to vote for any individual nominee, write that nominee's name on the space marked "Exceptions" provided below.)*

          [ ] WITHHOLD AUTHORITY to vote for all nominees listed below,

          CLASS III  01 Blythe A. Friedley  02 Dean S. Lucal
                     03 W. Patrick Murray   04 Robert L. Ransom
                     05 Daniel J. White
         *Exceptions:
                     -------------------------------------------------

     2. PROPOSAL to approve and adopt an amendment to the Corporation's Code of Regulations that would require advance notice of shareholder proposals.
          [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN

     3. PROPOSAL to approve and adopt an amendment to the Corporation's Code of Regulations that would describe the terms under which the Corporation would indemnify its directors, officers and employees.
          [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN

     4. PROPOSAL to amend and restate the Corporation's Code of Regulations for the purpose of (i) updating certain provisions so that they conform to Ohio law and (ii) clarifying and correcting other provisions to eliminate inconsistencies and duplicative language.
          [ ] FOR                      [ ] AGAINST                   [ ] ABSTAIN

     5. To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.

The Board of Directors recommends that shareholders vote "FOR" the nominees listed above. The Board of Directors recommends that the shareholders vote
"FOR" the Proposals hereinabove described. IF NO SPECIFIED VOTE IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF SAID PROPOSALS. If any other business is presented at said meeting, the proxy shall be voted in accordance with the best judgment of the proxies appointed hereby. All shares represented by properly executed proxies will be voted as directed. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or notice in person at the meeting, or by a subsequently dated
proxy.                                          (to be signed on the other side)